EXHIBIT 4.1.1
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
     FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of November 5, 2009 among REYNOLDS GROUP ESCROW LLC, a Delaware limited liability company (the “LLC Escrow”), REYNOLDS GROUP DL ESCROW INC., a Delaware Corporation (the “Corporate Escrow” and, together with the LLC Escrow, the “Initial Issuers”), REYNOLDS GROUP ISSUER LLC, a Delaware limited liability company (the “US Issuer I”), REYNOLDS GROUP ISSUER INC., a Delaware corporation (the “US Issuer II”), REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A., a société anonyme (limited liability company) organized under the laws of Luxembourg (the “Luxembourg Issuer” and, together with the US Issuer I and the US Issuer II, the “Ultimate Issuers”), the affiliates of the Ultimate Issuers party hereto (the “Note Guarantors”) and THE BANK OF NEW YORK MELLON, as trustee, principal paying agent, transfer agent, registrar and collateral agent under the indenture referred to below (the “Trustee”).
W I T N E S S E T H :
          WHEREAS the Initial Issuers have heretofore executed and delivered to the Trustee an indenture (the “Indenture”) dated as of November 5, 2009, in respect of the issuance of an aggregate principal amount of $1,125,000,000 of 7.75% Senior Secured Notes due 2016 (the “Dollar Notes”) and aggregate principal amount of $450,000,000 of 7.75% Senior Secured Notes due 2016 (the “Euro Notes” and, together with the Dollar Notes, the “Notes”);
          WHEREAS the gross proceeds of the issuance of the Notes and other funds were deposited by the Initial Purchaser and the Initial Issuers into the Escrow Accounts at the closing of the offering of the Notes;

          WHEREAS immediately after the execution of this Supplemental Indenture, the proceeds of the issuance of the Notes will be released from the Escrow Account pursuant to Section 4(a) of the Escrow Agreement (the “Escrow Release”);
          WHEREAS pursuant to Section 4.23 of the Indenture, as conditions to the Escrow Release, (i) the Ultimate Issuers are required to execute and deliver this Supplemental Indenture and to assume all of the obligations of the Initial Issuers under the Notes and the Indenture and to succeed the Initial Issuers as the “Issuers” under the Indenture and cause the Initial Issuers to be released from all obligations under the Notes and the Indenture and (ii) the Note Guarantors are required to execute and deliver this Supplemental Indenture to jointly and severally with all other Note Guarantors, unconditionally guarantee the obligations of the Issuers under the Notes and the Indenture on the terms and subject to the conditions set forth in Article X of the Indenture and to be bound by all other applicable provisions of the Indenture;
          WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture;
          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Initial Issuers, the Ultimate Issuers and the Note Guarantors mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
          1. Capitalized Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Indenture.
          2. Agreement to Assume; Release. The Ultimate Issuers hereby assume all of the obligations of the Initial Issuers under the Notes and the Indenture and hereafter shall be deemed the “Issuers” for all purposes under the Notes and the Indenture. The Initial Issuers are hereby released from all obligations under the Notes and the Indenture.
          3. Agreement to Guarantee. The Note Guarantors hereby agree jointly and severally with all other Note Guarantors, to unconditionally guarantee the obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in Article X of the Indenture and to be bound by all other applicable provisions of the Indenture.
          4. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. Following the date hereof, all of the covenants set forth in Article IV of the Indenture shall be deemed to have been applicable to the Ultimate Issuers, the Note Guarantors, BP II and the applicable Restricted Subsidiaries beginning as of the Issue Date as if the Ultimate Issuers, the Note Guarantors and the applicable Restricted Subsidiaries had been parties thereto on such date, and any action or inaction taken by the Ultimate Issuers, the Note Guarantors, BP II or the applicable Restricted Subsidiaries after the Issue Date and prior to the date hereof prohibited by the Indenture, shall be deemed a Default by the Ultimate Issuers, the Note Guarantors or the applicable Restricted Subsidiaries, as applicable, under the Indenture as of the date hereof. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every noteholder heretofore or hereafter authenticated and delivered shall be bound hereby. The Note Guarantors hereby agree to (i) be bound by and become a party to, as if originally named Guarantors therein, the First Lien Intercreditor Agreement and (ii) be bound by and become a party to the Existing Intercreditor Agreement, as if originally named Obligors therein, by executing and delivering accession deeds to such Existing Intercreditor Agreement in form and substance reasonably satisfactory to the Security Trustee thereunder.
          5. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          6. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.
          7. Duplicate Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
          8. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.
          9. No Adverse Interpretation of Other Agreements. This Supplemental Indenture may not be used to interpret another indenture, loan or debt agreement of the Ultimate Issuers, BP I, BP II, RGHL or any of their Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Supplemental Indenture.
          10. No Recourse Against Others. No (i) director, officer, employee, manager, incorporator or holder of any Equity Interests in BP I, BP II or any Issuer or any direct or indirect parent corporation or (ii) director, officer, employee or manager of a Note Guarantor, will have any liability for any obligations of the Ultimate Issuers under the Notes, this Indenture, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.
          11. Successors and Assigns. All covenants and agreements of the Ultimate Issuers and the Guarantors in this Supplemental Indenture and the Notes shall bind their respective successors and assigns. All agreements of the Trustee in this Supplemental Indenture shall bind its successors and assigns.
          12. Severability. In case any one or more of the provisions contained in this Supplemental Indenture or the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or the Notes.
          13. Notices. Any order, consent, notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail, postage prepaid, addressed as follows:
     If to any of the Ultimate Issuers or any Guarantor:
Level Nine
148 Quay Street
Auckland 1140 New Zealand
Attn: Helen Golding
Fax: (64-9) 366 6263
          14. Amendments and Modification. This Supplemental Indenture may be amended, modified, or supplemented only as permitted by the Indenture and by written agreement of each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

REYNOLDS GROUP ISSUER INC.,
By:	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS GROUP ISSUER LLC,
By:	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A.,
By:	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.

by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

Signature Page to Supplemental Indenture

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À.R.L.
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL (LUXEMBOURG) S.À.R.L.
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

REYNOLDS CONSUMER PRODUCTS (LUXEMBOURG) S.À.R.L.
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

SIG FINANCE (LUXEMBOURG) S.À.R.L.
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL B.V.,
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Authorized Signatory

Signature Page to Supplemental Indenture

REYNOLDS CONSUMER PRODUCTS INTERNATIONAL B.V.,
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Authorized Signatory

SIG Euro Holding AG & CO. KGaA towards all parties to this Agreement other than SIG Reinag AG, acting through its general partner (Komplementär) SIG Reinag AG

By	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Authorized Signatory

towards SIG Reinag AG, acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as representative without power of attorney (Vertreter ohne Vertretungsmacht) subject to the subsequent ratification and approval of its action by the supervisory board (Aufsichtsrat) and under exclusion of any personal liability

/s/ Rolf Stangl
Name:	Rolf Stangl
Title:	Chairman of the supervisory board
Signature Page to Supplemental Indenture

SIG BEVERAGES GERMANY GMBH
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

SIG COMBIBLOC HOLDING GMBH
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

SIG VIETNAM BETEILIGUNGS GMBH
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

SIG COMBIBLOC GMBH
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

Signature Page to Supplemental Indenture

SIG COMBIBLOC SYSTEMS GMBH
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

SIG COMBIBLOC ZERPANUNGSTECHNIK GMBH
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

SIG INFORMATION TECHNOLOGY GMBH
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

SIG INTERNATIONAL SERVICES GMBH
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND REAL ESTATE GMBH & CO. KG
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

Signature Page to Supplemental Indenture

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH

by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

REYNOLDS GROUP HOLDINGS LIMITED
by	/s/ Mark Dunkley
	Name:	Mark Dunkley
	Title:	Attorney
Signature Page to Supplemental Indenture

CERTIFICATE OF NON-REVOCATION OF POWER OF ATTORNEY
I, Mark Dunkley, of Sydney, Australia, Tax Director, certify:
1.	That by deed dated October 15, 2009, Reynolds Group Holdings Limited of Auckland, New Zealand appointed me its attorney.

2.	That I have not received notice of any event revoking the power of attorney.

Signed at	this	day of	2009
SIGNED by

/s/ Mark Dunkley
Mark Dunkely

[Certificate of Non-Revocation for Supplemental Indenture]

SIG COMBIBLOC GROUP AG
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

SIG FINANZ AG
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

SIG TECHNOLOGY AG
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

SIG ALLCAP AG
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

SIG COMBIBLOC (SCHWEIZ) AG
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory
Signature Page to Supplemental Indenture

SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT AG
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

SIG HOLDING USA, INC.
By:	/s/ Michelle Needham
	Name:	Michelle Needham
Title:

SIG COMBIBLOC INC.,
By:	/s/ Michelle Needham
	Name:	Michelle Needham
Title:
REYNOLDS GROUP HOLDINGS, INC.,
By:	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary
Signature Page to Supplemental Indenture

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS, INC.,
By:	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President & Secretary

CLOSURE SYSTEMS INTERNATIONAL, INC.,
By:	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS PACKAGING MACHINERY INC.,
By:	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS MEXICO HOLDINGS INC.,
By:	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary
Signature Page to Supplemental Indenture

CSI MEXICO LLC,
By:	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

SOUTHERN PLASTICS INC.,
By:	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CSI SALES & TECHNICAL SERVICES INC.,

By:	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President & Assistant Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS INC.,
By:	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President & Secretary
Signature Page to Supplemental Indenture

BAKERS CHOICE PRODUCTS, INC.,
By:	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS CONSUMER PRODUCTS, INC.,
By:	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS FOIL INC.,
By:	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS SERVICES INC.,
By:	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary
Signature Page to Supplemental Indenture

REYNOLDS GROUP ESCROW LLC,
by	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS GROUP DL ESCROW INC.,
by:	/s/ Helen Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary
Signature Page to Supplemental Indenture

THE BANK OF NEW YORK MELLON, as Trustee, Principal Paying Agent, Transfer Agent, Registrar and Collateral Agent
by	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President
Signature Page to Supplemental Indenture